UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
Reporting Period: 11-01-11 to 11-30-11

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Post petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsourced including remission of taxes
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Post petition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	December 21, 2011
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI.  The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C §586(a)(3).  The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation.  There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete.  Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.  This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).  Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB’s assets.  Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records.  As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan.  Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information.  In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan.  Accordingly, this Monthly Operating Report was prepared, in part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date.  However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted.  Further, claims have been filed against the Debtors in their chapter 11 cases that are not currently recorded on WMI’s books that, if allowed, would change the reported balances for pre-petition liabilities.  The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al.	Case No. 08-12229 (MFW)
November 2011 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	WMI Inv Corp	Combined
GL Account	70 /10450	70 / 10441	70 / 10451	70 / 10452	70 / 12510	70 /10305	Total	467 / 10450	467 / 10305	Total	Total

Opening Balance - 10/31/2011	262,684,051	3,686,979,056	4,675	751,645	24,993,479	2,727,760	3,978,140,666	53,763,869	79,190	53,843,059	4,031,983,725

Receipts

Interest & investment returns	11,075	155,443	0	32	1,534	-	168,083	2,266	17,000	19,266	187,349
Proceeds from BOLI surrender						3,014,578	3,014,578			-	3,014,578
Misc receipts						260	260			-	260
Total Receipts	11,075	155,443	0	32	1,534	3,014,838	3,182,922	2,266	17,000	19,266	3,202,187

Transfers

Sweep to/(from) Money Market account					(2,500,000)	2,500,000	-				-
Transfer (to)/from Wells Managed Account					-	-	-		-	-	-
Total Transfers	-	-	-	-	(2,500,000)	2,500,000	-	-	-	-	-

Disbursements

Salaries and benefits						336,267	336,267		-	-	336,267
Travel and other expenses						19,961	19,961		-	-	19,961
Occupancy and supplies						224,765	224,765		-	-	224,765
Professional fees						1,846,689	1,846,689		-	-	1,846,689
Other outside services						88,560	88,560		-	-	88,560
Bank fees						29,343	29,343		53	53	29,396
US Trustee quarterly Fees						-	-		-	-	-
Directors fees						60,000	60,000		-	-	60,000
Taxes paid						-	-		-	-	-
Total Disbursements	-	-	-	-		2,605,586	2,605,586	-	53	53	2,605,639

Net Cash Flow	11,075	155,443	0	32	(2,498,466)	2,909,253	577,336	2,266	16,947	19,213	596,549

Cash - End of Month	262,695,126	3,687,134,499	4,675	751,677	22,495,013	5,637,013	3,978,718,002	53,766,135	96,137	53,862,272	4,032,580,274

GL Balance	262,695,126	3,687,134,499	4,675	751,677	22,495,013	5,637,013	3,978,718,002	53,766,135	96,137	53,862,272	4,032,580,274

Net value - short-term securities							508,913,511			223,185,762	732,099,273

Total Cash & Cash Equivalents							4,487,631,513			277,048,034	4,764,679,547

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)

November 2011 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors’ bank accounts is reconciled to monthly bank statements except those certain accounts ending in 0667, 4234, 9626, 9663 and 4704 (the “Excluded Accounts”).  The Debtors’ standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

In May 2009, JPMorgan started transitioning bank accounts from the WMB deposit platform to the JPMorgan deposit platform.  Since the transition, JPMorgan has only provided the Debtors with bank account statements for certain months.  The Debtors have not received bank statements for the period covered by this MOR for the Excluded Accounts.  Therefore, the Debtors are unable to reconcile information related to the Excluded Accounts against a related bank statement.  The Debtors have continued to record interest income on the accounts consistent with prior practice and based on an existing agreement with JPMorgan.

/s/ John Maciel

John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Case No. 08-12229 (MFW)
Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Month Ended November 30, 2011

	Check			Amount Paid - Nov '11		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	08/01/11 - 08/31/11	Wire	11/30/11	$510,099.60	$26,763.25	$23,480,638.18	$855,193.28
Alvarez & Marsal						64,271,987.49	2,923,175.45
Ashby & Geddes, P.A.	09/01/11 - 09/30/11	Wire	11/17/11	57,450.00	2,233.47	1,989,417.40	188,904.71
BDO USA, LLP						48,516.00	2,282.74
Benesch, Friedlander, Coplan & Aronoff						24,742.50	1,677.26
Blackstone Advisory Partners LLP	07/01/11 - 07/31/11	Wire	11/17/11	60,000.00	4,514.69	2,145,000.00	210,014.16
Cole, Schotz, Meisel, Forman & Leonard, PA						41,651.00	12,664.31
CONSOR Intellectual Asset Management						255,318.00	3,249.00
CP Energy Group, LLC						91,347.88	159.47
Davis Wright Tremaine LLP						736,557.70	24,577.55
Elliott Greenleaf	08/01/11 - 08/31/11	3850	11/03/11	7,456.80	1,898.61	1,024,846.85	87,469.36
Ernst & Young LLP	07/01/11 - 08/31/11	3882	11/30/11	20,121.76	-	70,606.56	-
Frank Partnoy	06/29/11 - 07/20/11	Wire	11/30/11	63,200.00	-	63,200.00	-
FTI Consulting, Inc.	08/01/11 - 08/31/11	Wire	11/10/11	117,369.80	3,337.00	8,138,901.20	120,464.11
Gibson, Dunn & Crutcher LLP	08/01/11 - 08/31/11	Wire	11/30/11	68,292.80	122.45	1,134,109.01	16,291.33
Grant Thornton						457,536.00	39,407.93
Joele Frank, Wilkinson Brimmer Katcher	10/01/11 - 10/31/11	3863	11/10/11	6,202.50	1,095.77	285,259.01	35,469.91
John W. Wolfe, P.S.						3,496,049.55	9,341.12
Klee, Tuchin, Bogdanoff & Stern LLP						307,761.78	1,800.12
Kurtzman Carson Consultants LLC	10/01/11 - 10/31/11	Wire	11/30/11	76,385.70	112,230.58	4,210,923.37	12,603,656.99
McKee Nelson LLP / Bingham McCutchen LLP						2,674,526.18	314,461.14
McKenna Long & Aldridge						6,010,918.00	204,064.31
Miller & Chevalier Chartered	08/01/11 - 08/31/11	3890	11/30/11	42,212.40	870.84	1,341,305.56	235,688.15
Milliman						31,429.99	-
Pepper Hamilton LLP	08/01/11 - 09/30/11	Wire	11/10/11 & 11/30/11	226,169.20	28,344.46	3,382,653.53	229,008.16
Perkins Coie LLP						3,472,534.09	154,771.76
Peter J. Solomon Company	08/01/11 - 09/30/11	Wire	11/03/11 & 11/30/11			3,011,250.00	17,171.99
PricewaterhouseCoopers LLP				280,000.00	998.76	2,346,910.00	185,531.11
Quinn Emanuel Urquhart Oliver & Hedges						14,237,241.41	481,673.44
Richards, Layton & Finger P.A.						2,442,197.60	628,084.00
Schwabe, Williamson & Wyatt, P.C.						90,627.20	203.69
Shearman & Sterling LLP	08/01/11 - 08/31/11	Wire	11/03/11	64,425.20	9,706.24	1,845,262.46	31,266.96
Silverstein & Pomerantz, LLP						21,932.50	77.53
Simpson Thacher & Bartlett LLP						598,856.25	14,015.40
Sullivan Hazeltine Allinson, LLC	07/01/11 - 08/31/11	3855	11/03/11	16,104.40	284.65	40,261.80	6,971.57
Susman Godfrey LLP	09/01/11 - 09/30/11	Wire	11/17/11	24,959.20	10,755.75	2,383,347.16	238,560.25
Towers Watson Pennsylvania Inc.	08/01/11 - 08/31/11	3894	11/30/11	3,083.56	-	636,376.20	-
Venable LLP						825,235.16	34,992.10
Weil, Gotshal & Manges LLP						53,808,311.61	2,702,366.18

Total				$1,643,532.92	$203,156.52	$211,475,546.18	$22,614,706.54

* Interim fee applications and multiple invoices were paid during this period.

Washington Mutual, Inc., et al.		Case No. 08-12229 (MFW)
November 2011 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the period 11/1/11 to 11/30/11

	Washington Mutual, Inc.		WMI Investment Corp.
	November 2011	Cumulative to Date	November 2011	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	175,659	26,336,737	5,405	1,391,600
Securities	225,009	9,352,267	-	2,976,201
Notes receivable - intercompany	-	1,685,297	-	1
Other	-	1,031,979	-	-
Total interest income	400,669	38,406,279	5,405	4,367,803
Earnings (losses) from subsidiaries and other
equity investments	1,894,137	(203,146,630)	(41,563)	(13,786,764)
Gains (losses) from securities / investments	(18,077)	(9,758,918)	-	(112,243,182)
Other income	408,816	3,934,463	-	(0)
Total revenues	2,685,545	(170,564,805)	(36,158)	(121,662,143)

Operating expenses:
Compensation and benefits	469,720	15,946,928	-	-
Occupancy and equipment	97,665	3,300,840	-	-
Professional fees	636,538	20,113,994	-	215
Loss / (Income) from BOLI/COLI policies	(4,181)	(12,525,729)	-	-
Management fees / Transition services	15,000	2,480,609	-	-
Insurance	111,962	18,835,167	-	-
Other	108,432	5,756,792	14,815	772,446
Total operating expenses	1,435,137	53,908,601	14,815	772,661

Net profit (loss) before other income
and expenses	1,250,408	(224,473,406)	(50,973)	(122,434,804)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(55,028,000)	-	-

Net profit (loss) before reorganization
items	1,250,408	(169,445,406)	(50,973)	(122,434,804)

Reorganization items:
Professional fees	4,817,958	254,265,040	-	322,043
Claims Adjustments	-	172,669,533	-	-
US Trustee quarterly fees	-	286,000	-	13,325
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	399,940	25,331,981	-	-
Total reorganization items	5,217,898	452,552,554	-	335,368
Net profit (loss) before income taxes	(3,967,490)	(621,997,960)	(50,973)	(122,770,172)

Income taxes	-	4,050	-	-

Net profit (loss)	(3,967,490)	(622,002,010)	(50,973)	(122,770,172)

Income tax rate	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al.		Case No. 08-12229 (MFW)
November 2011 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 11/30/2011 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	11/30/2011	9/26/2008	11/30/2011	9/26/2008
Assets:
Unrestricted cash and cash equivalents	4,487,631,513	4,018,083,009	277,048,034	52,974,376
Restricted cash and cash equivalents	87,844,895	145,668,884	-	-
Investment securities	74,571,576	59,688,627	-	266,444,881
Accrued interest receivable	510,085	413,253	1,178	4,084,658
Income tax receivable	475,205,612	742,680,150	22,187,560	22,187,560
Prepaid expenses	1,488,360	11,311,510	-	-
Cash surrender value of BOLI/COLI	1,276,290	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	-	23,668,909	48,484,504	65,952,708
Investment in subsidiaries	1,442,460,770	1,895,218,467	-	-
Notes receivable - intercompany	-	58,001,133	565,844,197	565,844,197
Fixed Assets	81,248	-	-	-
Other assets	91,002,559	23,489,277	-	-
Total assets	6,701,246,831	7,701,133,028	913,565,474	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	28,788,219	-	-	-
Accrued wages and benefits	1,162,587	-	-	-
Other accrued liabilities	14,137,514	-	14,825	-
Minority interest	1,117,987	3,104,022	-	-
Total post-petition liabilities	45,206,307	3,104,022	14,825	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,132,442,639	4,126,545,947	-	-
Subordinated debt	1,666,464,970	1,662,295,485	-	-
Junior subordinated debt	765,674,200	752,445,436	-	-
CCB Trust Preferred	69,554,647	-	-	-
Intercompany payables	684,095,259	684,095,258	-	-
Accounts payable	4,480,720	3,941,450	-	-
Taxes payable	550,080,928	550,080,833	-	-
Payroll and benefit accruals	404,177,110	407,215,221	-	-
Other accrued liabilities	80,492,068	92,259,015	-	-
Other pre-petition liabilities	159	223	-	-
Total pre-petition liabilities	8,357,462,699	8,278,878,868	-	-

Total liabilities	8,402,669,006	8,281,982,890	14,825	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	13,023,756,177	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(753,892,921)	(222,770,180)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(16,741,625,375)	(16,739,175,191)	14,133,260	14,133,260
Retained earnings - post-petition	(622,002,010)	-	(122,770,172)	-
Total shareholders' equity	(1,701,422,175)	(580,849,862)	913,550,649	977,488,380

Total liabilities and shareholder's equity	6,701,246,831	7,701,133,028	913,565,474	977,488,380

In re Washington Mutual, Inc., et al.
Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1:  Plan of Reorganization and Settlement Agreement

On March 26, 2010, the Debtors filed a proposed plan of reorganization pursuant to chapter 11 of the Bankruptcy Code and related disclosure statement, which were subsequently amended.

On October 6, 2010, the Debtors filed their Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the Bankruptcy Code [D.I. 5548] (as amended, the “Sixth Amended Plan”) and a related disclosure statement [D.I. 5549] with the Bankruptcy Court.  The Sixth Amended Plan was premised upon implementation of an Amended and Restated Settlement Agreement (as amended on December 7, 2010, the “Settlement Agreement”), which represents a compromise of certain disputes among the Debtors, JPMorgan, the FDIC (as receiver for WMB and in its corporate capacity), the Creditors’ Committee and certain other parties-in-interest.  After hearing testimony and argument regarding confirmation of the Sixth Amended Plan, on January 7, 2011, the Bankruptcy Court issued an opinion [D.I. 6528], pursuant to which, among other things, the Bankruptcy Court found the settlement and compromise represented by the Settlement Agreement to be fair and reasonable; however, the Bankruptcy Court nonetheless denied confirmation of the Sixth Amended Plan unless certain modifications were made thereto.

Accordingly, on February 8, 2011, the Debtors filed with the Bankruptcy Court their Modified Sixth Amended Joint Plan of Affiliated Debtors Pursuant to Chapter 11 of the United States Bankruptcy Code (as amended, the “Modified Plan”) and a related supplemental disclosure statement.  The Settlement Agreement also has been amended and restated by the Second Amended and Restated Settlement Agreement, dated as of February 7, 2011, to conform to certain revisions reflected in the Modified Plan, or otherwise required by the Opinion (as it has and may be further amended, modified or supplemented, the “Amended Settlement Agreement”).  In addition, the Amended Settlement Agreement excludes certain creditors who were previously parties to the Settlement Agreement.  Otherwise, the Amended Settlement Agreement’s material financial terms remain unchanged as in the Settlement Agreement.  .

 After hearing testimony and argument regarding confirmation of the Modified Plan, on September 13, 2011, the Bankruptcy Court issued an opinion (the “September Opinion”) [D.I. 8612], pursuant to which, among other things, the Bankruptcy Court reaffirmed its prior determination that the settlement and compromise represented by the Amended Settlement Agreement is fair and reasonable and determined that substantially all aspects of the Modified Plan complied with the requirements of the Bankruptcy Code; however, the Court identified a handful of issues requiring resolution in advance of confirming the Modified Plan.  In connection therewith, the Bankruptcy Court referred certain matters to mediation, including issues associated with commencement of litigation against the “Settlement Noteholders” and remaining impediments to confirmation of the Modified Plan.  Certain parties filed notices of appeal or sought leave to appeal the findings of law and fact set forth in the Bankruptcy Court’s September Opinion.

On December 12, 2011, the Debtors announced that the Debtors, the Creditor’s Committee, the Equity Committee and certain significant parties in the Debtors’ chapter 11 proceedings have reached a comprehensive settlement which resolves certain pending motions, appeals and potential impediments to confirmation.  Accordingly, the Debtors filed the Seventh Amended Joint Plan of Affiliated Debtors (as amended, modified or supplemented from time to time, the “Seventh Amended Plan”) [D.I. 9178] and a related disclosure statement for the Seventh Amended Plan (as amended, modified or supplemented from time to time, the “Disclosure Statement”) [D.I. 9179] with the Bankruptcy Court.  The Seventh Amended Plan continues to be premised upon and incorporates the terms of the Amended Settlement Agreement.  The Bankruptcy Court has scheduled a hearing for January 11, 2012 to consider approval of the Disclosure Statement.

The Amended Settlement Agreement is an integral part of the Seventh Amended Plan and is subject to confirmation of the Seventh Amended Plan.  On the basis of the foregoing, the balance sheet and operating statement in this monthly operating report do not reflect any of the financial arrangements or settlements set forth in the Amended Settlement Agreement.

The foregoing notwithstanding, aspects of the Seventh Amended  Plan and Amended Settlement Agreement are referred to in the Notes to MOR 2 and MOR 3 herein; however, users of this monthly operating report should refer to the Seventh Amended  Plan and related documents directly for complete information.

Note 2:  Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•
Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•
Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•
Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI); and

•
Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange (as defined in the disclosure materials related to the Securities) of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time).  The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI.  If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

On July 6, 2010, certain institutional investors filed an adversary proceeding captioned Black Horse Capital LP et al. v. JPMorgan Chase Bank, N.A. et al., Adv. No. 10-51387 (MFW) (the "Black Horse Litigation") against WMI and JPMorgan asserting that the Conditional Exchange did not occur due to the failure of certain alleged conditions precedent.  On January 7, 2011, the Court entered an opinion and order granting summary judgment in favor of WMI and JPMC in the Black Horse Litigation, holding, among other things, that the Conditional Exchange occurred automatically on September 26, 2008, and as a result the plaintiffs in the Black Horse Litigation (and other similarly situated investors) are now deemed to be holding Fixed Rate or Fixed-to-Floating Rate Depositary Shares, as applicable, tied to the applicable series of preferred stock of WMI.  On January 13, 2011, certain plaintiffs appealed the judgment to the United States District Court for the District of Delaware.  Because the appeals process and confirmation of the Modified Plan are pending, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Pursuant to the terms of the Amended Settlement Agreement, upon consummation of a chapter 11 plan, WMI and relevant third parties will complete the ministerial actions attendant to the Conditional Exchange.

Note 3:  Restricted Cash and Cash Equivalents

WMI’s restricted cash and cash equivalents of $88 million includes $30 million of accumulated dividends related to amounts held in escrow pertaining to that certain action styled as American Savings Bank, F.A et al. v United States, Case No 92-872C pending in the United States Court of Federal Claims, $53 million in a deposit account pledged as collateral to secure prepetition intercompany transactions between WMI and WMB and $5 million held as part of a Rabbi Trust.

Pursuant to the terms of the Amended Settlement Agreement, upon consummation of a chapter 11 plan, WMI will take possession of the $53 million deposit account pledged as collateral for prepetition intercompany transactions with WMB, free and clear of any interest or liens asserted by JPMorgan.

Note 4:  Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment.  This balance does not represent the market value of these entities.

WMI subsidiaries hold unsecured notes receivable from WMB or JPMorgan, as the case may be, totaling approximately $182 million.

Pursuant to the terms of the Amended Settlement Agreement, upon consummation of a chapter 11 plan, JPMorgan will repay with interest the unsecured notes receivable to WMI subsidiaries.

Note 5:  Funded Pension

The funded pension balance reflects the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities.  The value does not reflect any recent changes in market values, interest rate assumptions and the participants since November 2008 which could materially affect the results.

Pursuant to the terms of the Amended Settlement Agreement, upon consummation of a chapter 11 plan, WMI will transfer sponsorship of the pension plan to JPMorgan, including certain related assets, and JPMorgan will assume the pension plan liabilities.

Note 6:  Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected.  Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets.  The current recorded balances do not reflect all expected refunds or payments as these amounts are currently being reviewed.  The current estimate for the total expected refunds, net of potential payments, is in the range of approximately $2.7 - $3.0 billion (including interest but excluding tax refunds attributable to the Act, as described below).  Various parties claim ownership rights to these refunds and to tax refunds in the amount of $250 million received by WMI during the period from the Petition Date to May 21, 2010.  As set forth in the Amended Settlement Agreement, upon consummation of a chapter 11 plan, WMI and JPMorgan will split the above-referenced net tax refunds 20%/80%, respectively (once received).

On November 6, 2009, the Worker, Homeownership, and Business Assistance Act of 2009 (the “Act”) was enacted into law.  The Act provides, in pertinent part, that corporate taxpayers, subject to certain limitations, may elect to extend the permitted Net Operating Loss (“NOL”) carryback period from two years to five years (with such taxpayers only receiving half this benefit in the fifth year).  Pursuant thereto, WMI elected to carry back its 2008 NOL five years.  WMI estimates the amount of the additional tax refunds received that were attributable to the Act to be approximately $2.8 billion, including interest, as to which there are competing claims of ownership.  As set forth in the Amended Settlement Agreement, upon consummation of a chapter 11 plan, WMI and the FDIC will split the tax refunds attributable to the Act (and actually received) 69.643%/30.357%, respectively.  Pursuant to the terms of the Modified Plan and the Amended Settlement Agreement, a certain portion of WMI’s share of such refunds will be distributed to certain holders of WMB Senior Notes in an amount equal to $335 million.

As of November 30, 2011, refunds totaling approximately $5.3 billion of the estimated $5.5 - $5.8 billion in total refunds have been paid into a segregated escrow account that was established with Wells Fargo Bank, National Association, as escrow agent (the “Escrow Agent”).  The refunds, together with any interest and income relating thereto, shall remain in the escrow account until (a)(i) the effective date of the Amended Settlement Agreement, and (ii) the receipt by the Escrow Agent of a joint written notice from an authorized officer of each of WMI, JPMorgan and the FDIC Receiver, (b) the mutual agreement of WMI, JPMorgan and the FDIC, which agreement is approved by an order of the Bankruptcy Court, or (c) entry of a final order by a court of competent jurisdiction that determines the ownership of the refunds between WMI, JPMorgan and the FDIC.

No provision or benefit from income taxes has been recorded as the NOL carry-forward amounts from prior years are expected to be sufficient to offset income during the reported period.  Income tax expense contains minimum taxes paid in certain states.

Note 7:  Liabilities Subject to Compromise (Pre-Petition) – Payroll and Benefit Accruals

WMI’s pre-petition payroll and benefit accruals include balances reflecting WMI’s historic accounting policies related to pension accounting.  Prior to the Petition Date, WMI recorded a $274 million liability in respect of such accruals and WMB recorded a $274 million asset, which amounts were netted out and eliminated on a consolidated basis.  Neither balance was reported as an intercompany balance.  WMI is analyzing these accounting entries and treatment within the context of its bankruptcy proceedings.

As set forth in the Amended Settlement Agreement, upon consummation of a chapter 11 plan, any potential liability related to this pension accounting will be waived.

Washington Mutual, Inc. / WMI Investment Corp.
November 2011 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closing Balance Post Petition

Federal	NOTES

Withholding		18,554.00	-	81,524.04	(40,662.04)	59,416.00					-
FICA -- Employee		2,025.42	-	7,065.35	(4,823.56)	4,267.21					-
FICA -- Employer		2,360.45	7,956.18	-	(5,767.18)	4,549.45					-
Unemployment		31.62	-	-	-	31.62					-
Income	*	-	-	-	-	-					-
Other		-	-	-	-	-					-
Total Federal		22,971.49	7,956.18	88,589.39	(51,252.78)	68,264.28	-	-	-	-	-

State and Local

WA Withholding	n/a	-	-	-	-	-
WA Disability		285.48	157.95	102.62	-	546.05
WA Unemployment		-	-	-	-	-
Sales/Use	**	-	-	-	-	-
Real Property	n/a	-	-	-	-	-
Personal Property	n/a	-	-	-	-	-
Other		-	-	-	-	-
		-				-
Total State and Local		285.48	157.95	102.62	-	546.05	-	-	-	-	-

Total Taxes		23,256.97	8,114.13	88,692.01	(51,252.78)	68,810.33	-	-	-	-	-

NOTES

*	WMI has booked no federal income tax on its post-petition income tax provision, nor has it made any federal payments.
**	WMI does not have any Washington or City of Seattle sales/use tax liability for the month of November.

I attest that all tax returns have been filed in accordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 11/1/2011 through 11/30/2011

Property Tax Filings:

No property tax returns were filed during the period 11/1/2011 through 11/30/2011.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 11/1/2011 through 11/30/2011.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	11/04/2011	11/04/2011
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-monthly)	11/18/2011	11/18/2011
WMI	Colorado	Income withholding tax return (monthly)	11/15/2011	11/22/2011
WMI	Idaho	Withholding report (monthly)	11/21/2011	11/22/2011
WMI	Missouri	Employer's return of income taxes withheld (monthly)	11/15/2011	11/22/2011

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington	Business and occupation tax return	11/28/2011	11/17/2011

		Case No. 08-12229 (MFW)
Washington Mutual, Inc., et al
MOR-4: Post Petition Accounts Payable Aging by Vendor
As of November 30, 2011

Washington Mutual, Inc.

Vendor	Current *	31 - 60	61- 90	91 and Over	Total

Akin Gump Strauss Hauer & Feld LLP	$1,344,249.03	$-	$-	$-	$1,344,249.03
Ashby & Geddes, P.A.	123,039.10	-	-	-	123,039.10
BDO USA, LLP	12,129.00	-	-	-	12,129.00
Blackstone Advisory Partners LLP	300,892.37	-	-	-	300,892.37
Davis Wright Tremaine LLP	136.80	-	-	-	136.80
Elliott Greenleaf	20,294.38	-	-	-	20,294.38
Ernst & Young LLP	50,361.84	-	-	-	50,361.84
Frank Partnoy	15,800.00	-	-	-	15,800.00
FTI Consulting, Inc.	358,372.95	-	-	-	358,372.95
Gibson, Dunn & Crutcher LLP	69,715.19	-	-	-	69,715.19
Klee, Tuchin, Bogdanoff & Stern LLP	246,972.52	-	-	-	246,972.52
Law Debenture Trust Company of New York	1,617,623.81	-	-	-	1,617,623.81
Miller & Chevalier	89,515.30	-	-	-	89,515.30
Pepper Hamilton LLP	265,178.04	-	-	-	265,178.04
Perkins Coie LLP	346,071.31	-	-	-	346,071.31
Peter J. Solomon Company	315,130.14	-	-	-	315,130.14
Quinn Emanuel Urquhart Oliver & Hedges	76,537.99	-	-	-	76,537.99
Richards, Layton & Finger P.A.	339,926.86	-	-	-	339,926.86
Schwabe, Williamson & Wyatt, P.C.	22,656.80	-	-	-	22,656.80
Shearman & Sterling LLP	387,428.91	-	-	-	387,428.91
Simpson Thacher & Bartlett LLP	30,743.56	-	-	-	30,743.56
Sullivan Hazeltine Allinson, LLC	10,065.45	-	-	-	10,065.45
Susman Godfrey LLP	379,517.06	-	-	-	379,517.06
The Bank of New York Mellon Trust Company	2,034,041.02	-	-	-	2,034,041.02
Weil, Gotshal & Manges LLP	14,398,747.26	-	-	-	14,398,747.26
Wells Fargo Bank, N.A.	3,502,704.23	-	-	-	3,502,704.23
Wilmington Trust Company	1,817,124.79	-	-	-	1,817,124.79
Wilmington Trust Company (TPS)	613,243.77	-	-	-	613,243.77

Total	$28,788,219.48	$-	$-	$-	$28,788,219.48

NOTES
*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1.Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4.Are workers compensation, general liability and other necessary insurance coverage in effect? If no, provide an explanation below.	X
5.Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X